As filed with the Securities and Exchange Commission on ________________, 2001.

                                             Registration No. 333-_____________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                TENNESSEE                                      62-1626938
(State or other jurisdiction of incorporation               (I.R.S. Employer
             or organization)                            Identification number)

                               401 Church Street
                        Nashville, Tennessee 37219-2213

                                 (615) 271-2000
          (Address, including zip code and telephone number, including area code of registrant's principal executive offices)

                        COMMUNITY FINANCIAL GROUP, INC.
                      1997 NONSTATUTORY STOCK OPTION PLAN
                            (Full title of the plan)

                          J. Hunter Atkins, President
                          And Chief Executive Officer
                        COMMUNITY FINANCIAL GROUP, INC.
                               401 CHURCH STREET
                        NASHVILLE, TENNESSEE 37219-2213
                                 (615) 271-2000
                           (615) 271-2149 (Facsimile)

                          Copies of Communications To:
                           J. Franklin McCreary, Esq.
                            GERRISH & MCCREARY, P.C.
                                Washington Square
                       222 Second Avenue North - Suite 424
                           Nashville, Tennessee 37201
                                 (615) 251-0900
                           (615) 251-0975 (Facsimile)
  (Name, address, including zip code and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                                             Proposed Maximum
 Title of Securities       Amount to be        Maximum Offering Price       Aggregate Offering        Amount of
  to be Registered        Registered(1)              Per Share(2)               Price(2)           Registration Fee
-------------------------------------------------------------------------------------------------------------------
   Common Stock,              125,950                  $ 13.85                  $1,744,408            $ 436.10
 ($6.00 par value)
-------------------------------------------------------------------------------------------------------------------

--------
(1) The Registration Statement also includes an indeterminable number of additional shares that may become issuable as a result of terminated, expired or surrendered options for Common Stock, or pursuant to the antidilution provisions of the Plan. This Registration Statement covers, pursuant to Rule 416(a), any increases in the number of shares offered under the Plan to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h), based upon the average of the high and low prices reported on June 21, 2001, as reported on the Nasdaq Stock Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information required by PART I of this Registration Statement on Form S-8 (the "Registration Statement") will be sent or given to Plan participants as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended. Such documents and the documents incorporated by reference herein pursuant to Item 3 of PART II hereof, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The contents of Registration No/ 333-42332 on Form S-8, including exhibits, are incorporated herein by reference.

         The 1997 Nonstatutory Stock Option Plan has been amended by Amendment No. 2 to increase the number of shares available to be issued under the Plan from 542,091 to 668,041, an increase of 125,950 shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on June 19, 2001.

                                            COMMUNITY FINANCIAL GROUP, INC.
                                            (Registrant)


                                            By: /s/ J. Hunter Atkins
                                               --------------------------------
                                                J. Hunter Atkins, President and
                                                Chief Executive officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, jointly and severally, J. Hunter Atkins and Mack S. Linebaugh, Jr., and each of them, attorneys-in-fact for the undersigned, each with the power of substitution, for the undersigned in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming that each of the attorneys-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Dated: June 19, 2001             /s/ J. Hunter Atkins
                                 -----------------------------------------------
                                 J. Hunter Atkins, President, Chief Executive
                                 Officer, Director (Principal Executive Officer,
                                 Principal Financial Officer, Principal
                                 Accounting Officer)

Dated: June 19, 2001             /s/ Mack S. Linebaugh, Jr.
                                 -----------------------------------------------
                                 Mack S. Linebaugh, Jr., Chairman of the
                                 Board, Director

Dated: June 19, 2001             /s/ Attilio F. Galli
                                 -----------------------------------------------
                                 Attilio F. Galli, Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

Dated: June 19, 2001             /s/ J.B. Baker
                                 -----------------------------------------------
                                 J.B. Baker, Director

Dated: June 19, 2001             /s/ Jo D. Federspiel
                                 -----------------------------------------------
                                 Jo D. Federspiel, Director

Dated: June 19, 2001             /s/ Richard H. Fulton
                                 -----------------------------------------------
                                 Richard H. Fulton, Director

Dated: June 19, 2001             /s/ Leon Moore
                                 -----------------------------------------------
                                 Leon Moore, Director

Dated: June 19, 2001             /s/ Perry W. Moskovitz
                                 -----------------------------------------------
                                 Perry W. Moskovitz, Director

Dated: June 19, 2001             /s/ C. Norris Nielsen
                                 -----------------------------------------------
                                 C. Norris Nielsen, Director

Dated: June 19, 2001             /s/ David M. Resha
                                 -----------------------------------------------
                                 David M. Resha, Director

Dated: June 19, 2001             /s/ G. Edgar Thornton
                                 -----------------------------------------------
                                 G. Edgar Thornton, Director

                                  EXHIBIT INDEX
                      TO REGISTRATION STATEMENT ON FORM S-8


99.1 Amendment No. 2 to Community Financial Group, Inc. 1997 Nonstatutory Stock Option Plan is filed herewith.